                        SERIES A COMMON STOCK WARRANT


          THESE SECURITIES (A) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE
     COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 AND (B) ARE SUBJECT TO THE TERMS OF AND PROVISIONS OF AN AGREEMENT AND PLAN OF MERGER, DATED AS OF APRIL 29, 1996 BETWEEN POLISH TELEPHONES AND MICROWAVE CORPORATION, PTMC ACQUISITION SUB, INC., TELEREUNION, INC. AND CERTAIN OF STOCKHOLDERS OF TELEREUNION, INC. (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENT"). COPIES OF THE AGREEMENT IS AVAILABLE AT THE OFFICES OF POLISH TELEPHONES AND MICROWAVE CORPORATION.


     WARRANT TO PURCHASE SHARES OF COMMON STOCK, $0.001 PAR VALUE
     PER SHARE, OF POLISH TELEPHONES AND MICROWAVE CORPORATION


     THIS CERTIFIES that, for value received, _____________________________
(the "Warrantholder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, to purchase from Polish Telephones and Microwave Corporation, a Texas corporation (the "Company"), that number of fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), at the purchase price per share (the "Exercise Price") as set forth in Section 1 below. The number of shares and Exercise Price are subject to adjustment as provided in Section 10 below.

     1.   NUMBER OF SHARES; EXERCISE PRICE; TERM.

         (a) This Warrant is exercisable for _____________ shares (the "Shares") of Common Stock at a purchase price of $2.19 per share (the "EXERCISE PRICE").

          (b) Subject to the terms and conditions set forth in this Warrant, this Warrant will be exercisable during the term commencing on the date of this Warrant and ending on May __, 2003 subject to the following vesting schedule:

     (i) This Warrant will vest and become fully exercisable as to 40% of the Shares upon the attainment by the Company in any fiscal year after the consummation by the Company of its acquisition of all the outstanding shares of the capital stock of Telereunion, Inc., a Delaware corporation ("Telereunion"), of earnings (before depreciation, amortization and non-cash charges against the earnings of the Company arising as a result of the vesting of this Warrant and the other similar warrants issued in connection with the acquisition of the outstanding capital stock of Telereunion) per share of $0.315, computed in accordance with generally accepted accounting principles, EXCEPT that only 1,000,000 of the 2,500,000 shares of Common Stock issuable upon exercise of this Warrant and the other similar warrants issued in connection with the acquisition of the outstanding capital stock of Telereunion (the "Total Warrant Shares") will be included in the calculation of the earnings per share of the Company in all instances regardless of whether the closing price for a share of Common Stock quoted on the NASDAQ (as defined below) on the date on which such calculation is made is more or less than the Exercise Price;

     (ii) This Warrant will vest and become fully exercisable as to an additional 40% of the Shares upon the attainment by the Company in any fiscal year after the consummation by the Company of its acquisition of all the outstanding shares of the capital stock of Telereunion of earnings (before depreciation, amortization and non-cash charges against the earnings of the Company arising as a result of the vesting of this Warrant and the other similar warrants issued in connection with the acquisition of the outstanding capital stock of Telereunion) per share of $0.458, computed in accordance with generally accepted accounting principles, EXCEPT that only 2,000,000 of the Total Warrant Shares will be included in the calculation of the earnings per share of the Company in all instances regardless of whether the closing price for a share of Common Stock quoted on the NASDAQ on the date on which such calculation is made is more or less than the Exercise Price; and PROVIDED that the percentage of the Shares as to which this Warrant will vest and become fully exercisable pursuant to this clause (ii) will be increased to 80% of the Shares if there has been no vesting of the Warrant and the right to exercise this Warrant pursuant to the immediately preceding clause (i); and

     (iii) This Warrant will vest and become fully exercisable as to an additional 20% of the Shares upon the attainment by the Company in any fiscal year after the consummation by the Company of its acquisition of all the outstanding shares of the capital stock of Telereunion of earnings (before depreciation, amortization and non-cash charges against the earnings of the Company arising as a result of the vesting of this Warrant and the other similar warrants issued in connection with the acquisition of the outstanding capital stock of Telereunion) per share of $0.75, computed in accordance with generally accepted accounting principles, PROVIDED that 2,500,000 of the Total Warrant Shares will be included in the calculation of the earnings per share of the Company in all instances regardless of whether the closing price for a share of Common Stock quoted on the NASDAQ on the date on which such calculation is made is more or less than the Exercise Price; and PROVIDED that the percentage of the Shares as to which this Warrant will vest and become fully exercisable pursuant to this clause (ii) will be increased to 100% of the Shares if there has been no vesting of the Warrant and the right to exercise this Warrant pursuant to the immediately preceding clause (ii).

     (iv) Notwithstanding the foregoing, this Warrant will vest and become fully exercisable as to any of the Total Warrant Shares not already vested and exercisable if the closing price for a share of Common Stock quoted on The Nasdaq Stock Market or other reliable public market (e.g., either the New York Stock Exchange or the American Stock Exchange) equals or exceeds $12.00 for any ninety (90) consecutive trading days.

     2. TRANSFER AND EXCHANGE. This Warrant and all options and rights under this Warrant are transferable, as to all or any part of the number of Shares issuable under the terms of this Warrant, by the holder of this Warrant, in person or by duly authorized attorney, on the books of the Company upon surrender of the Warrant at the principal offices of the Company, together with the attached, properly endorsed, Assignment Form. Absent any such transfer, the Company may deem and treat the registered holder of this Warrant at any time as the absolute owner of the Warrant for all purposes and will not be affected by any notice to the contrary. If this Warrant is transferred in part, the Company will, at the time of surrender, issue to the transferee a Warrant covering the number of issuable Shares transferred and to the transferor a Warrant covering the number of issuable Shares not transferred.

     3.   EXERCISE.

          (a) This Warrant may be exercised as to all or any of the Shares as to which this Warrant has vested and become fully exercisable at any time or from time to time on or after the date on which such vesting of the Warrant occurs as to such Shares, on any Business Day (as defined in Section 9 below). In order to exercise this Warrant, in whole or in part, the holder will deliver to the Company at its principal offices (i) a written notice of such holder's election to exercise its Warrant, substantially in the form of the Warrant Exercise Notice attached to this Warrant, (ii) payment of the Exercise Price, in an amount equal to the aggregate purchase price for all Shares to be purchased pursuant to such exercise, and (iii) the Warrant. Upon receipt of such notice, the Company will, as promptly as practicable, and in any event within ten (10) Business Days, execute, or cause to be executed, and deliver to such holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The stock certificate or certificates so delivered will be in such denominations as may be specified in such notice and will be registered in the name of such holder, or such other name as designated in such notice. A Warrant will be deemed to have been exercised, such certificate or certificates will be deemed to have been issued, and such holder or any other person or entity so designated or named in such notice will be deemed to have become a holder of record of such shares for all purposes, as of the date that such notice (together with payment of the Exercise Price and the Warrant) is received by the Company. If the Warrant has been exercised in part, the Company will, at the time of delivery of such certificate of certificates, either deliver to such holder a new Warrant evidencing the rights of such holder to purchase a number of Shares with respect to which the Warrant has not been exercised, which new Warrant will, in all other respects, be identical to this Warrant, or, at the request of such holder, appropriate notation may be made on the Warrant and the Warrant returned to such holder.

          (b) Payment of the Exercise Price will be made, at the option of the holder, by (i) company or individual check (subject to collection), certified or official bank check or (ii) cancellation of any debt owed by the Company to the holder. If the holder surrenders a combination of cash or cancellation of any debt owed by the Company to the holder, the holder will specify the respective number of shares of Common Stock to be purchased with each form of consideration, and the foregoing provisions will be applied to each form of consideration with the same effect as if the Warrant were being separately exercised with respect to each form of consideration; PROVIDED, HOWEVER, that a holder may designate that any cash to be remitted to a holder in payment of debt be applied, together with other monies, to the exercise of the portion of the Warrant being exercised for cash.

          (c) In lieu of exercising this Warrant in the manner set forth in paragraph 3(b) above, this Warrant may be exercised by surrender of the Warrant without payment of any other consideration, commission or remuneration, together with the cashless exercise subscription form at the end hereof, duly executed. The number of shares to be issued in exchange for the Warrant shall be the product of (x) the excess of the Market Price (as defined below) of the Common Stock on the date of surrender of the Warrant and the exercise subscription form OVER the Exercise Price per share and (y) the number of shares subject to issuance upon exercise of the Warrant, divided by the Market Price of the Common Stock on such date. Upon such exercise and surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the holder for the largest number of whole shares of the Common Stock to which the holder shall be entitled and, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, pursuant to the provisions of this Warrant.

          (d) The market price of a share of the Common Stock (the "Market Price") on any date of determination shall be (i) the average of the last reported sale price of the Common Stock on the five business days immediately preceding the date of determination as reported on the Nasdaq Market ("NASDAQ") or (ii) if there is no such reported sale on any of the dates in question, the average of the closing bid and asked quotations as so reported on NASDAQ for such dates.

     4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares will be issued upon the exercise of this Warrant. In lieu of any fractional share to which a holder would otherwise be entitled, such holder will be entitled to receive, at its option, either (i) a cash payment equal to the excess of fair market value for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the holder) or (ii) a whole share if the holder tenders the Exercise Price for one whole share.

     5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares upon the exercise of this Warrant will be made without charge to the holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses will be paid by the Company.

     6. NO RIGHTS AS SHAREHOLDERS. This Warrant does not entitle the holder to any voting rights, dividend rights or other rights as a shareholder of the Company prior to exercise.

     7. WARRANT REGISTER. The Company will, at all times while this Warrant remains outstanding and exercisable, keep and maintain at its principal office a register in which the registration, transfer, and exchange of the Warrants will be provided for. The Company will not at any time, except upon the dissolution, liquidation, or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of any Warrant.


     8. LOST, STOLEN, MUTILATED, OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated, or destroyed, the Company will issue a new Warrant of like denomination, tenor, and date upon receipt of and appropriate affidavit and indemnity executed by the Holder. Any such new Warrant will constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant is at any time enforceable by any person or entity.

     9. BUSINESS DAYS. A "Business Day" is any day other than Saturday, Sunday, or legal holiday. If the last or appointed day for the taking of any action or the expiration of any right required or granted in this Warrant is not a Business Day, then such action may be taken or such right may be exercised on the following Business Day.

     10.   ADJUSTMENTS.

     (a) ADJUSTMENT EVENTS. The Warrant will be exercisable for the number of shares of Common Stock in such manner that, following the complete and full exercise of this Warrant, the amount of Common Stock and other property issued to the holder of this Warrant will equal the aggregate number of shares of Common Stock set forth in Section 1(a), as adjusted, to the extent necessary, to give effect to the following events:

                 (i) (A) The holder of this Warrant will be entitled to an adjustment as set forth in Section 10(a)(i)(B), if at any time or from time to time, the holders of any class of Common Stock or any option, warrant, right, or similar security exercisable into or exchangeable for Common Stock ("Common Stock Equivalent") have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) have become entitled to receive, without payment therefor, (I) property (other than cash) by way of dividend or distribution; or (II) property (including cash) by way of spin-off, split-up, reclassification (including any reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), recapitalization, combination of shares into a smaller number of shares, or similar corporate restructuring.

                     (B) In each such case, the holder of this Warrant will be entitled to receive for each share of Common Stock issuable under this Warrant as of the record date fixed for such distribution, the greatest per share amount of property received or receivable by any holder of any class of Common Stock or Common Stock Equivalent. With respect to any subsequent distribution, all such consideration receivable pursuant to this Section 10(a)(i) will be deemed outstanding and owned by the holder when determining the amount of consideration due to the holder upon exercise of the Warrant.

                     (C) This Section 10(a)(i) does not apply to additional shares of Common Stock issued as a stock dividend or in a stock-split.

                 (ii) If at any time there occurs any stock split, stock dividend, reverse stock split, or other subdivision of the Common Stock, then the number of shares of Common Stock to be received and the Exercise Price to be paid will be proportionately adjusted.

                 (iii) (A) The following events will constitute "Reorganization Events": (I) any reclassification or change of outstanding shares of any class of Common Stock or Common Stock Equivalent (other than a change in par value, or from par value to no par value, or from no par value to par value), or (II) any consolidation of the Company with, or merger or share exchange of the Company with or into, another entity, or (III) any sale of all or substantially all of the property, assets, business, income or revenue generating capacity, or goodwill of the Company.

                       (B) Upon the occurrence of a Reorganization Event, the Company, or the successor or other entity, as the case may be, will provide that the holder of this Warrant will receive the highest per share kind and amount of consideration (including cash) received or receivable upon such Reorganization Event by any holder of any class of Common Stock or Common Stock Equivalent for each Share issuable under this Warrant immediately prior to such Reorganization Event (as adjusted pursuant to Section 10(a)(i)). Any such successor entity, which thereafter will be deemed to be the Company for purposes of this Warrant, will provide for adjustments that are as nearly equivalent as may be possible to the adjustments provided for by this Section 10.

                 (v) In case any event occurs as to which the preceding Sections 10(a)(i) through (iii) are not strictly applicable, but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of this Section 10, then, in each such case, the holder and the Company will negotiate for 30 days in good faith in an attempt to reach a mutually agreeable solution. If, at the end of such 30-day period the Company and the holder have not reached such an agreement, the holder may appoint an independent investment bank or firm of independent public accountants reasonably acceptable to the Company, which will give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 10, necessary to preserve the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly deliver a copy of such opinion to the holder and will make the adjustments described in such opinion. The fees and expenses of such investment bank or independent public accountants will be borne equally by the Company and the holder.

          (b) ROUNDING. Any calculation under this Section 10 will be made to the nearest one ten-thousandth of a share and the number of issuable Shares resulting from such calculation will be rounded up to the next whole share of Common Stock comprising issuable Shares.

          (c)    NOTICE OF EVENTS.

                 (i) In the event of (A) any setting by the Company of a record date with respect to the holders of any class of the capital stock of the Company for the purpose of determining which of such holders are entitled to dividends, repurchases of securities or other distributions, or any right to subscribe for, purchase or otherwise acquire any shares of such capital stock or other property or to receive any other right; or (B) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or a majority of the assets, business, or revenue or income generating capacity of the Company, or consolidation, merger, share exchange, reorganization, or similar transaction involving the Company; or (C) any voluntary or involuntary dissolution, liquidation, or winding up of the Company; or (D) any proposed issue or grant by the Company of any capital stock of the Company, or any right or option to subscribe for, purchase, or otherwise acquire any capital stock of the Company (other than the issue of Issuable Warrant Shares upon exercise of this Warrant), then, in each such event, the Company will deliver or cause to be delivered to the holders a notice specifying, as the case may be, (I) the date on which any such record is to be set for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; (II) the date as of which the holders of record will be entitled to vote on any reorganization, reclassification, recapitalization, transfer, consolidation, merger, share exchange, conveyance, dissolution, liquidation, or winding-up;
          (III) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, share exchange, conveyance, dissolution, liquidation, or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of any class of capital stock of the Company will be entitled to exchange their shares of capital stock for securities or other property deliverable upon such event; (IV) the amount and character of any capital stock, property, or rights proposed to be issued or granted, the consideration to be received therefor, and, in the case of rights or options, the exercise price thereof, and the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant will be offered or made; and (V) such other information as the holders may reasonably request. Any such notice will be deposited in the United States mail, postage prepaid, at least thirty (30) days prior to the date therein specified, and notwithstanding anything in this Agreement or this Warrant to the contrary the holders may exercise this Warrant within thirty (30) days from the receipt of such notice.

                 (ii) If there is any adjustment as provided above in Section 10(a), the Company will immediately cause written notice thereof to be sent to the holder, which notice will be accompanied by a certificate of the independent public accountants of the Company setting forth in reasonable detail the facts requiring any such adjustment in the number of shares receivable after such adjustment. At the request of the holder and upon surrender of this Warrant of such holder, the Company will reissue this Warrant of such holder in a form conforming to such adjustments.

     11. ASSURANCES. The Company will not by any action including, without limitation, amending, or permitting the amendment of, the charter documents, bylaws, or similar instruments of the Company or through any reorganization, reclassification, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the holder against impairment or dilution. Without limiting the generality of the foregoing, the Company will, with respect to this Warrant, (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of all liens, encumbrances, equities, and claims and (ii) use its best efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction as may be necessary to enable the Company to perform its obligations under this Warrant.

     12.  MISCELLANEOUS.

          (a) EMPLOYMENT OF HOLDER. The parties hereto acknowledge and agree that the issuance, vesting and exercise of this Warrant is in no way tied to, or conditioned upon, the employment by the Company or any affiliate of the Company of the holder hereof or any person who is affiliated with or is related to the holder hereof.

          (b) SUCCESSORS. This Warrant will be binding upon any successors or assigns of the Company.

          (C) GOVERNING LAW. THIS WARRANT WILL CONSTITUTE A CONTRACT UNDER THE LAWS OF TEXAS AND FOR ALL PURPOSES WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

          (d) ATTORNEY'S FEES. In any litigation, arbitration or court proceeding between the Company and the holder relating hereto, the prevailing party will be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

          (f) NOTICE. Any notice required or permitted under this Warrant will be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as such other party may designate by ten-day advance written notice.

     IN WITNESS WHEREOF, POLISH TELEPHONES AND MICROWAVE CORPORATION has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  May __, 1996

                                       POLISH TELEPHONES AND MICROWAVE
                                         CORPORATION


                                       By: ________________________________
                                       Title: _____________________________

                                           Address:  Waterway Tower
                                                     433 Las Colinas Boulevard
                                                     Suite 815
                                                     Irving, Texas 75039
                                                     Attn: President


WARRANT HOLDER:

________________________________
________________________________
________________________________
________________________________

                           WARRANT EXERCISE NOTICE


To:  Polish Telephones and Microwave Corporation

     1. The undersigned hereby elects to purchase ___________ shares of Common Stock (the "SHARES"), of Polish Telephones and Microwave Corporation
(the "Company") pursuant to the terms of the attached Warrant, and tenders payment of the purchase price in cash or cancellation of indebtedness owed by the Company to the undersigned, as provided in Section 3(b), and/or by surrender of this Warrant (or a portion hereof) in accordance with Section 3(c) of such Warrant, in each case as indicated in the accompanying instruction letter from the undersigned.

     2. Please issue a certificate or certificates representing said Shares in the following names:

                   NAME                NUMBER OF ISSUABLE SHARES
                   ----                -------------------------






     3. Please issue a new Warrant for the unexercised portion of the attached Warrant in the following names:

                   NAME                NUMBER OF SHARES
                   ----                ----------------








     Dated: _____________, 19__.


                                       By: __________________________________
                                           [Name]
                                           [Title, if applicable]

                               ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to (Please Print):



whose address is_____________________________

_____________________________________________




                                       Dated:___________________, 19__.



                   Holder's Signature:_____________________________

                   Holder's Address: _______________________________





Signature Guaranteed: ____________________________________






NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.